Exhibit 99.2

Supplemental Information

(Unaudited)

December 31, 2009

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2009

Page
Highlights and Discussion
Reporting Period Highlights — Periods Ended December 31, 2009	1
Forward-Looking Statements	4

Financial Statements
Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	8
Consolidated Reconciliations of Earnings Before Interest, income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	9
Reconciliations of Non GAAP Measurements	10

Selected Financial Analyses
Real Estate Revenues from Continuing and Discontinued Operations and Net Operating Income by Geographic Region	11
Same Office Property Cash and GAAP Net Operating Income by Year to Date Period	12
Same Office Property Cash and GAAP Net Operating Income by Quarter	13
Quarterly Operating Ratios	14
Debt Analysis	15
Debt Maturity Schedule — December 31, 2009	16
Quarterly Equity Analysis	17
Quarterly Dividend Analysis	18
Investor Composition and Analyst Coverage	19

Portfolio Summary
Property Summary by Region — December 31, 2009 — Wholly Owned Properties	20
Property Summary by Region — December 31, 2009 — Joint Venture Properties	26
Property Occupancy Rates by Region by Quarter — Wholly Owned Properties	27
Property Occupancy Rates by Region by Quarter — Joint Venture Properties	28
Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2009	29
Average Occupancy Rates by Region for Same Office Properties for Quarter	30
Office Lease Expiration Analysis by Year for Wholly Owned Properties	31
Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2009	32
Year to Date Wholly Owned Acquisition Summary	33
Development Summary as of December 31, 2009	34
Total Development Placed into Service as of December 31, 2009	36
Land Inventory as of December 31, 2009	37
Joint Venture Summary as of December 31, 2009	38

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Year Ended December 31, 2009

Financial Results

•                  We reported net income attributable to COPT common shareholders of $40.2 million, or $0.70 per diluted share, for the year ended December 31, 2009 as compared to $37.9 million, or $0.76 per diluted share, for the year ended December 31, 2008, representing a decrease of 8% per share.

•                  We reported FFO, excluding the effect of operating property acquisition costs and gain on early extinguishment of debt, of $173.3 million, or $2.49 per diluted share, for the year ended December 31, 2009 as compared to $154.0 million, or $2.38 per diluted share, for the year ended December 31, 2008, representing an increase of 5% per share.  Without these adjustments, we reported FFO of $171.3 million, or $2.46 per diluted share, for the year ended December 31, 2009 as compared to $162.1 million, or $2.52 per diluted share, for the year ended December 31, 2008.

•                  We reported diluted AFFO available to common share and common unit holders of $117.9 million for the year ended December 31, 2009 as compared to $100.1 million for the year ended December 31, 2008, representing an increase of 18%.

•                  Our diluted FFO payout ratio was 63% for the year ended December 31, 2009 as compared to 57% for the year ended December 31, 2008.  Our diluted AFFO payout ratio was 81% for the year ended December 31, 2009 as compared to 82% for the year ended December 31, 2008.

Acquisitions

•                  In 2009, we completed the following acquisitions:

•                  12515 Academy Ridge, a recently constructed 61,000 square foot operating property located in Colorado Springs, Colorado that we believe can also support up to 90,000 additional developable square feet for $12.5 million on June 26, 2009.  The operating property is 100% leased for a 12 year term to Real Time Logic, Inc., a wholly owned subsidiary of Integral Systems, Inc.;

•                  a 474,000 square foot office tower, a parking lot, a utility distribution center, four waterfront lots and riparian rights, all of which are part of the Canton Crossing planned unit development in Baltimore, Maryland for $123.2 million on October 26, 2009.  The office tower was 90% leased on the date of acquisition; and

•                  1550 West Nursery Road, a newly constructed 162,000 square foot office property in Linthicum, Maryland, and a 0.9 acre adjacent land parcel that we believe can support a retail or bank pad for $38.0 million on October 28, 2009.  The operating property is 100% leased to Northrop Grumman Corporation for a ten-year term.

Development Activities

•                  We placed into service an aggregate of 759,000 square feet in newly-constructed space in ten properties during the year ended December 31, 2009.  The space placed in service in these properties as of December 31, 2009 was 65% leased.

Operations

•                  Same office property cash NOI for the year ended December 31, 2009, including gross lease termination fees, increased by $11.9 million, or 5%, as compared to the year ended December 31, 2008.  Excluding gross lease termination fees, our same office property cash NOI increased $6.9 million, or 3%, as compared to the year ended December 31, 2008.  Our same office portfolio for the year consists of 220 properties and represents 83% of the rentable square footage of our consolidated properties as of December 31, 2009.

•                  We renewed 1,759,000 square feet, or 73%, of our expiring office leases for the year ended December 31, 2009 (based upon square footage), with an average committed cost of $7.76 per square foot.

•                  We recognized $4.6 million in lease termination fees for the year ended December 31, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities, as compared to $481,000 in the year ended December 31, 2008.

Financing Activity and Capital Transactions

•                  In April 2009, we issued approximately 3.0 million common shares in an underwritten public offering made in conjunction with our inclusion in the S&P MidCap 400 Index effective April 1, 2009.  The shares were issued at a public offering price of $24.35 per share for net proceeds of $72.1 million after underwriting discounts but before offering expenses.  The net proceeds were used to pay down our Revolving Credit Facility and for general corporate purposes.

•                  In 2009, we closed on the following borrowings, using the proceeds primarily to repay maturing debt and pay down our revolving credit facilities:

•                  a $23.4 million joint venture construction loan in May 2009 with a two-year term and the right to extend for an additional year that bears interest at LIBOR plus 2.75%;

•                  a $50.0 million secured loan in June 2009 with a five-year term that bears interest at LIBOR plus 3.0% (subject to a LIBOR floor of 2.5%);

•                  a $90.0 million secured loan in July 2009 with a five-year term that bears interest at 7.25%; and

•                  a $185.0 million secured loan in September 2009 with a seven-year term that bears interest at 7.25%.

•                  For the year ended December 31, 2009, we achieved an EBITDA interest coverage ratio of 3.27x and an EBITDA fixed charge coverage ratio of 2.69x.

Reporting Period Highlights — Quarter Ended December 31, 2009

Financial Results:

•                  We reported net income attributable to COPT common shareholders of $5.1 million, or $0.08 per diluted share, for the quarter ended December 31, 2009 as compared to $14.8 million, or $0.28 per diluted share, for the quarter ended December 31, 2008, representing a decrease of 71% per share.

•                  We reported FFO, excluding the effect of operating property acquisition costs and gain on early extinguishment of debt, of $39.1 million, or $0.55 per diluted share, for the quarter ended December 31, 2009 as compared to $40.8 million, or $0.61 per diluted share, for the quarter ended December 31, 2008, representing a decrease of 10% per share.  Without these adjustments, we reported FFO of $37.2 million, or $0.52 per diluted share, for the quarter ended December 31, 2009 as compared to $48.9 million, or $0.74 per diluted share, for the quarter ended December 31, 2008.

•                  We reported diluted AFFO available to common share and common unit holders of $20.5 million for the quarter ended December 31, 2009 as compared to $25.6 million for the quarter ended December 31, 2008, representing a decrease of 20%.

Operations

•                  Our wholly owned portfolio was 90.7% occupied and 91.3% leased as of December 31, 2009.  Our entire portfolio was 89.6% occupied and 90.2% leased as of December 31, 2009.

•                  The weighted average remaining lease term of our wholly owned portfolio was 4.8 years as of December 31, 2009, with an average contractual rental rate (including tenant reimbursements of operating costs) of $24.63 per square foot.

•                  Same office property cash NOI, including gross lease termination fees, for the quarter ended December 31, 2009 increased by $1.6 million, or 3%, as compared to the quarter ended December 31, 2008.  Excluding gross lease termination fees, our same office property cash NOI increased $1.5 million, or

2%, as compared to the quarter ended December 31, 2008.  Our same office portfolio for the quarter consists of 232 properties and represents 89% of the rentable square footage of our consolidated properties as of December 31, 2009.

•                  We renewed 408,000 square feet, or 79%, of our expiring office leases (based upon square footage), with an average committed cost of $13.12 per square foot.  For our renewed space during the quarter ended December 31, 2009, we realized an increase of 5% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 4% in total cash rent.  For our renewed and retenanted space of 509,000 square feet during the quarter ended December 31, 2009, we realized an increase of 3% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 6% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended December 31, 2009 totaled $14.14 per square foot.

•                  We recognized $236,000 in lease termination fees for the quarter ended December 31, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities, as compared to $183,000 in the quarter ended December 31, 2008.

Financing Activity and Capital Transactions

•                  As of December 31, 2009, our ratio of debt to total market capitalization was 45% and our ratio of debt to undepreciated book value of real estate assets was 58%.

•                  For the quarter ended December 31, 2009, we achieved an EBITDA interest coverage ratio of 2.75x and an EBITDA fixed charge coverage ratio of 2.31x.

•                  As of December 31, 2009, 75.2% of our debt had fixed interest rates, including the effect of interest rate swaps in effect.

Development Activities

•                  During the quarter ended December 31, 2009, we placed into service 100% of our fully leased 123,000 square feet property at 5850 University Research Court in College Park, Maryland.

Subsequent Events

•                  Subsequent to December 31, 2009, we completed leasing on 100% of the following properties that were under construction at period end:

•                  324 Sentinel Way, a 125,000 square foot property in Annapolis Junction, Maryland, for a ten year term; and

•                  8000 and 8030 Potranco Road, two properties in San Anonio, Texas totaling 250,000 square feet, each for ten year terms.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008.

Selected Financial Summary Data

(dollars in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08

Real estate revenues from continuing operations	$108,850	$104,243	$105,117	$106,222	$102,961	$424,432	$397,220

Total revenues from continuing operations	$178,403	$199,564	$208,441	$181,111	$168,306	$767,519	$585,605

NOI	$66,822	$66,260	$68,556	$67,811	$66,813	$269,449	$258,642

EBITDA	$61,056	$63,918	$66,062	$64,690	$70,664	$255,726	$253,984

Net income	$9,546	$15,536	$18,051	$18,166	$21,437	$61,299	$61,316
Net income attributable to noncontrolling interests	(458)	(1,081)	(1,412)	(2,019)	(2,594)	(4,970)	(7,351)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)
Net income attributable to to COPT common shareholders	$5,062	$10,430	$12,613	$12,122	$14,817	$40,227	$37,863

Diluted EPS	$0.08	$0.18	$0.22	$0.23	$0.28	$0.70	$0.76

FFO	$37,180	$42,408	$46,920	$44,817	$48,886	$171,325	$162,106

FFO, excluding operating property acquisition costs and gain on early extinguishment of debt	$39,147	$42,408	$46,920	$44,817	$40,785	$173,292	$154,005

Basic and diluted FFO available to common share and common unit holders	$32,586	$37,772	$42,197	$40,071	$44,176	$152,626	$143,592

Diluted FFO per share	$0.52	$0.60	$0.67	$0.67	$0.74	$2.46	$2.52

Diluted FFO per share, excluding operating property acquisition costs and gain on early extinguishment of debt	$0.55	$0.60	$0.67	$0.67	$0.61	$2.49	$2.38

Diluted AFFO available to common share and common unit holders (“diluted AFFO”)	$20,455	$27,846	$36,203	$33,366	$25,638	$117,870	$100,147

Payout ratios:

Earnings payout ratio	452.1%	219.1%	171.2%	167.2%	130.1%	217.8%	187.1%

Diluted FFO payout ratio	76.3%	65.8%	55.7%	55.8%	50.3%	62.6%	57.3%

Diluted AFFO payout ratio	121.6%	89.2%	64.9%	67.0%	86.7%	81.1%	82.2%

Total dividends/distributions	$29,063	$29,036	$27,682	$26,539	$26,420	$112,320	$99,108

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Assets
Properties, net
Operating properties	$2,950,327	$2,790,568	$2,722,959	$2,653,802	$2,626,980
Land - development	231,809	214,147	219,775	222,242	220,863
Construction in progress	270,376	266,117	293,787	295,686	273,733
Less: accumulated depreciation	(422,612)	(402,125)	(382,385)	(362,318)	(343,110)
Properties, net	3,029,900	2,868,707	2,854,136	2,809,412	2,778,466

Cash and cash equivalents	8,262	9,981	11,931	12,702	6,775
Restricted cash and marketable securities	16,549	16,779	17,879	15,408	13,745
Accounts receivable, net	17,459	14,004	13,776	12,737	13,684
Deferred rent receivable	71,805	69,816	67,137	65,346	64,131
Intangible assets on real estate acquisitions, net	100,671	75,506	81,090	85,774	91,848
Deferred charges, net	53,421	52,551	48,812	47,350	51,801
Prepaid and other assets	81,955	123,303	103,914	88,561	93,789
Total assets	$3,380,022	$3,230,647	$3,198,675	$3,137,290	$3,114,239

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable, net	$1,897,694	$1,742,604	$1,677,351	$1,715,144	$1,704,123
3.5% Exchangeable Senior Notes, net	156,147	155,248	154,362	153,488	152,628
Accounts payable and accrued expenses	116,455	113,416	142,734	111,135	93,625
Rents received in advance and security deposits	32,177	33,322	29,936	31,524	30,464
Dividends and distributions payable	28,440	28,411	27,057	25,891	25,794
Deferred revenue associated with operating leases	14,938	8,044	8,926	9,880	10,816
Distributions in excess of investment in unconsolidated real estate joint ventures	5,088	4,966	4,873	4,809	4,770
Other liabilities	8,451	8,453	7,029	8,793	9,596
Total liabilities	2,259,390	2,094,464	2,052,268	2,060,664	2,031,816

Commitments and contingencies	—	—	—	—	—

COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	583	583	580	544	518
Additional paid-in capital	1,238,704	1,234,910	1,229,931	1,148,424	1,112,734
Cumulative distributions in excess of net income	(209,941)	(192,119)	(179,698)	(170,714)	(162,572)
Accumulated other comprehensive loss	(1,907)	(2,291)	(1,176)	(3,256)	(4,749)
Total COPT’s shareholders’ equity	1,027,520	1,041,164	1,049,718	975,079	946,012
Noncontrolling interests
Common units in the Operating Partnership	73,892	75,657	76,873	81,793	117,356
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,420	10,562	11,016	10,954	10,255
Total noncontrolling interests	93,112	95,019	96,689	101,547	136,411
Total equity	1,120,632	1,136,183	1,146,407	1,076,626	1,082,423
Total liabilities and equity	$3,380,022	$3,230,647	$3,198,675	$3,137,290	$3,114,239

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08
Revenues
Rental revenue	$89,451	$87,078	$87,754	$88,950	$86,446	$353,233	$334,654
Tenant recoveries and other real estate operations revenue	19,399	17,165	17,363	17,272	16,515	71,199	62,566
Construction contract and other service revenues	69,553	95,321	103,324	74,889	65,345	343,087	188,385
Total revenues	178,403	199,564	208,441	181,111	168,306	767,519	585,605

Expenses
Property operating expenses	42,604	38,559	37,135	39,016	36,766	157,314	141,052
Depreciation and amortization associated with real estate operations	27,281	26,518	28,513	26,297	27,094	108,609	101,937
Construction contract and other service expenses	68,230	93,805	101,161	73,323	64,052	336,519	184,142
General and administrative expenses	5,965	5,898	5,834	5,543	6,488	23,240	24,096
Business development	2,149	458	446	646	769	3,699	1,233
Total operating expenses	146,229	165,238	173,089	144,825	135,169	629,381	452,460

Operating income	32,174	34,326	35,352	36,286	33,137	138,138	133,145
Interest expense	(23,278)	(20,936)	(18,625)	(19,369)	(21,201)	(82,208)	(86,414)
Interest and other income	215	2,619	1,252	1,078	1,146	5,164	2,070
Gain on early extinguishment of debt	—	—	—	—	8,101	—	8,101

Income from continuing operations before equity in income (loss) of unconsolidated entities and income taxes	9,111	16,009	17,979	17,995	21,183	61,094	56,902
Equity in income (loss) of unconsolidated entities	134	(758)	(202)	(115)	20	(941)	(147)
Income tax expense	(27)	(47)	(52)	(70)	(99)	(196)	(201)
Income from continuing operations	9,218	15,204	17,725	17,810	21,104	59,957	56,554
Discontinued operations, net of income taxes	328	332	326	356	333	1,342	3,658
Income before gain on sales of real estate	9,546	15,536	18,051	18,166	21,437	61,299	60,212
Gain on sales of real estate, net of income taxes	—	—	—	—	—	—	1,104
Net income	9,546	15,536	18,051	18,166	21,437	61,299	61,316
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(463)	(956)	(1,272)	(1,804)	(2,389)	(4,495)	(6,519)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(660)	(660)
Other consolidated entities	170	40	25	(50)	(40)	185	(172)
Net income attributable to COPT	9,088	14,455	16,639	16,147	18,843	56,329	53,965
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)
Net income attributable to COPT common shareholders	$5,062	$10,430	$12,613	$12,122	$14,817	$40,227	$37,863

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$5,062	$10,430	$12,613	$12,122	$14,817	$40,227	$37,863
Amount allocable to restricted shares	(247)	(253)	(242)	(268)	(200)	(1,010)	(728)
Numerator for diluted EPS	$4,815	$10,177	$12,371	$11,854	$14,617	$39,217	$37,135

Denominator:
Weighted average common shares - basic	57,604	57,470	56,637	51,930	51,120	55,930	48,132
Dilutive effect of stock option awards	413	485	546	498	567	477	688
Weighted average common shares - diluted	58,017	57,955	57,183	52,428	51,687	56,407	48,820

Diluted EPS	$0.08	$0.18	$0.22	$0.23	$0.28	$0.70	$0.76

Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08
Net income	$9,546	$15,536	$18,051	$18,166	$21,437	$61,299	$61,316
Real estate-related depreciation and amortization	27,475	26,712	28,708	26,491	27,290	109,386	102,772
Depreciation and amortization on unconsolidated real estate entities	159	160	161	160	159	640	648
Gain on sales of operating properties, net of income taxes	—	—	—	—	—	—	(2,630)
FFO	37,180	42,408	46,920	44,817	48,886	171,325	162,106

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(660)	(660)
Noncontrolling interests - other consolidated entities	170	40	25	(50)	(40)	185	(172)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)
Depreciation and amortization allocable to noncontrolling interests in other consolidated entities	(242)	(91)	(107)	(53)	(72)	(493)	(270)
Basic and diluted FFO allocable to restricted shares	(331)	(395)	(450)	(453)	(407)	(1,629)	(1,310)
Basic and diluted FFO available to common share and common unit holders	32,586	37,772	42,197	40,071	44,176	152,626	143,592

Straight line rent adjustments	1,676	(2,665)	(1,718)	(1,140)	(1,927)	(3,847)	(10,211)
Amortization of deferred market rental revenue	(679)	(451)	(616)	(380)	(606)	(2,126)	(2,064)
Recurring capital expenditures	(13,900)	(7,572)	(4,383)	(5,883)	(8,682)	(31,738)	(26,293)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	772	762	723	698	778	2,955	3,224
Gain on early extinguishment of debt	—	—	—	—	(8,101)	—	(8,101)
Diluted AFFO available to common share and common unit holders	$20,455	$27,846	$36,203	$33,366	$25,638	$117,870	$100,147

Preferred dividends	$4,026	$4,025	$4,026	$4,025	$4,026	$16,102	$16,102
Preferred distributions	165	165	165	165	165	660	660
Common distributions	1,988	1,995	1,894	2,085	2,946	7,962	11,510
Common dividends	22,884	22,851	21,597	20,264	19,283	87,596	70,836
Total dividends/distributions	$29,063	$29,036	$27,682	$26,539	$26,420	$112,320	$99,108

Denominator for diluted EPS	58,017	57,955	57,183	52,428	51,687	56,407	48,820
Common units	5,078	5,084	5,483	7,253	7,993	5,717	8,107
Denominator for diluted FFO per share	63,095	63,039	62,666	59,681	59,680	62,124	56,927

FFO	37,180	42,408	46,920	44,817	48,886	171,325	162,106
Gain on early extinguishment of debt	—	—	—	—	(8,101)	—	(8,101)
Operating property acquisition costs	1,967	—	—	—	—	1,967	—
FFO, excluding operating property acquisition costs and gain on early extinguishment of debt	39,147	42,408	46,920	44,817	40,785	173,292	154,005

Diluted FFO available to common share and common unit holders	$32,586	$37,772	$42,197	$40,071	$44,176	$152,626	$143,592
Gain on early extinguishment of debt	—	—	—	—	(8,101)	—	(8,101)
Operating property acquisition costs	1,967	—	—	—	—	1,967	—
Gain on early extinguishment of debt allocable to restricted shares	—	—	—	—	75	—	75
Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs and gain on early extinguishment of debt	$34,553	$37,772	$42,197	$40,071	$36,150	$154,593	$135,566
Diluted FFO per share, excluding operating property acquisition costs and gain on early extinguishment of debt	$0.55	$0.60	$0.67	$0.67	$0.61	$2.49	$2.38

Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08

Net income	$9,546	$15,536	$18,051	$18,166	$21,437	$61,299	$61,316
Interest expense on continuing and discontinued operations	23,332	20,986	18,678	19,424	21,290	82,420	86,921
Total income tax expense (1)	27	47	52	70	99	196	779
Depreciation of furniture, fixtures and equipment (FF&E)	676	637	573	539	548	2,425	2,196
Real estate-related depreciation and other amortization	27,475	26,712	28,708	26,491	27,290	109,386	102,772
EBITDA	$61,056	$63,918	$66,062	$64,690	$70,664	$255,726	$253,984
Add back:
General and administrative	5,965	5,898	5,834	5,543	6,488	23,240	24,096
Business development	2,149	458	446	646	769	3,699	1,233
Depreciation of FF&E	(676)	(637)	(573)	(539)	(548)	(2,425)	(2,196)
Income from construction contracts and other service operations	(1,323)	(1,516)	(2,163)	(1,566)	(1,293)	(6,568)	(4,243)
Interest and other income	(215)	(2,619)	(1,252)	(1,078)	(1,146)	(5,164)	(2,070)
Gain on sales of operating properties	—	—	—	—	—	—	(2,526)
Gain on early extinguishment of debt	—	—	—	—	(8,101)	—	(8,101)
Non-operational property sales and real estate services	—	—	—	—	—	—	(1,682)
Equity in (income) loss of unconsolidated entities	(134)	758	202	115	(20)	941	147
NOI	$66,822	$66,260	$68,556	$67,811	$66,813	$269,449	$258,642

Discontinued Operations
Revenues from real estate operations	$600	$600	$601	$622	$638	$2,423	$2,771
Property operating expenses	(24)	(24)	(27)	(17)	(20)	(92)	(297)
Depreciation and amortization	(194)	(194)	(195)	(194)	(196)	(777)	(835)
Interest	(54)	(50)	(53)	(55)	(89)	(212)	(507)
Gain on sales of depreciated real estate properties	—	—	—	—	—	—	2,526
Discontinued operations, net	$328	$332	$326	$356	$333	$1,342	$3,658

Gain on sales of real estate, net, per statements of operations	$—	$—	$—	$—	$—	$—	$1,104
Add income taxes	—	—	—	—	—	—	578
Gain on sales of real estate from discontinued operations	—	—	—	—	—	—	2,526
Gain on sales of real estate from continuing and discontinued operations	—	—	—	—	—	—	4,208
Non-operational property sales and real estate services	—	—	—	—	—	—	(1,682)
Gain on sales of operating properties	$—	$—	$—	$—	$—	$—	$2,526

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 10).

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08

Total Assets or Denominator for Debt to Total Assets	$3,380,022	$3,230,647	$3,198,675	$3,137,290	$3,114,239
Accumulated depreciation	422,612	402,125	382,385	362,318	343,110
Intangible assets on real estate acquisitions, net	100,671	75,506	81,090	85,774	91,848
Assets other than assets included in properties, net	(350,122)	(361,940)	(344,539)	(327,878)	(335,773)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,553,183	$3,346,338	$3,317,611	$3,257,504	$3,213,424

GAAP revenues from real estate operations from continuing operations	$108,850	$104,243	$105,117	$106,222	$102,961	$424,432	$397,220
Revenues from discontinued operations	600	600	601	622	638	2,423	2,771
Real estate revenues from continuing and discontinued operations	$109,450	$104,843	$105,718	$106,844	$103,599	$426,855	$399,991

GAAP revenues from real estate operations from continuing operations	$108,850	$104,243	$105,117	$106,222	$102,961	$424,432	$397,220
Property operating expenses	(42,604)	(38,559)	(37,135)	(39,016)	(36,766)	(157,314)	(141,052)
Revenues from discontinued operations	600	600	601	622	638	2,423	2,771
Property operating expenses from discontinued operations	(24)	(24)	(27)	(17)	(20)	(92)	(297)
NOI	$66,822	$66,260	$68,556	$67,811	$66,813	$269,449	$258,642

Depreciation and amortization assoc. with real estate operations from continuing operations	$27,281	$26,518	$28,513	$26,297	$27,094	$108,609	$101,937
Depreciation and amortization from discontinued operations	194	194	195	194	196	777	835
Real estate-related depreciation and amortization	$27,475	$26,712	$28,708	$26,491	$27,290	$109,386	$102,772

Total tenant improvements and incentives on operating properties	$2,426	$3,553	$3,826	$4,225	$5,472	$14,030	$20,355
Total capital improvements on operating properties	9,408	2,927	2,323	1,513	4,434	16,171	11,261
Total leasing costs for operating properties	2,801	1,855	950	1,626	1,269	7,232	4,033
Less: Nonrecurring tenant improvements and incentives on operating properties	(851)	(711)	(2,028)	(41)	(1,615)	(3,631)	(5,692)
Less: Nonrecurring capital improvements on operating properties	(117)	(58)	(694)	(588)	(836)	(1,457)	(3,503)
Less: Nonrecurring leasing costs for operating properties	(186)	—	(16)	(900)	(49)	(1,102)	(318)
Add: Recurring capital expenditures on operating properties held through joint ventures	419	6	22	48	7	495	157
Recurring capital expenditures	$13,900	$7,572	$4,383	$5,883	$8,682	$31,738	$26,293

Interest expense from continuing operations	$23,278	$20,936	$18,625	$19,369	$21,201	$82,208	$86,414
Interest expense from discontinued operations	54	50	53	55	89	212	507
Total interest expense	$23,332	$20,986	$18,678	$19,424	$21,290	$82,420	$86,921
Less: Amortization of deferred financing costs	(1,125)	(1,056)	(1,009)	(1,024)	(1,038)	(4,214)	(3,843)
Denominator for interest coverage	$22,207	$19,930	$17,669	$18,400	$20,252	$78,206	$83,078
Scheduled principal amortization	3,289	2,691	2,662	2,847	2,858	11,489	13,668
Denominator for debt service coverage	$25,496	$22,621	$20,331	$21,247	$23,110	$89,695	$96,746
Scheduled principal amortization	(3,289)	(2,691)	(2,662)	(2,847)	(2,858)	(11,489)	(13,668)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,026	4,025	4,026	16,102	16,102
Preferred distributions	165	165	165	165	165	660	660
Denominator for fixed charge coverage	$26,398	$24,120	$21,860	$22,590	$24,443	$94,968	$99,840

Common dividends for earnings payout ratio	$22,884	$22,851	$21,597	$20,264	$19,283	$87,596	$70,836
Common distributions	1,988	1,995	1,894	2,085	2,946	7,962	11,510
Dividends and distributions for FFO and AFFO payout ratios	$24,872	$24,846	$23,491	$22,349	$22,229	$95,558	$82,346

Income tax expense from continuing operations	$27	$47	$52	$70	$99	$196	$201
Income tax expense from gain on other sales of real estate	—	—	—	—	—	—	578
Total income tax expense	$27	$47	$52	$70	$99	$196	$779

Real Estate Revenues from Continuing and Discontinued Operations by Geographic Region

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08
Office Properties:

Baltimore/Washington Corridor	$50,681	$48,984	$48,941	$49,004	$47,788	$197,610	$184,250
Northern Virginia	19,186	18,897	18,950	22,099	19,302	79,132	75,974
Greater Baltimore	16,265	14,493	13,746	13,771	13,431	58,275	54,626
Suburban Maryland	4,697	4,736	5,164	5,023	4,876	19,620	19,294
Colorado Springs	6,190	6,261	5,797	4,877	5,891	23,125	20,343
St. Mary’s and King George Counties	3,566	3,528	3,467	3,399	3,305	13,960	12,894
San Antonio	3,805	3,269	3,547	2,945	2,763	13,566	9,311
Greater Philadelphia	1,627	1,343	2,507	2,506	2,506	7,983	10,025
Central New Jersey	600	601	601	621	638	2,423	2,567
Other	2,833	2,731	2,898	2,699	3,099	11,161	10,707
Subtotal	109,450	104,843	105,618	106,944	103,599	426,855	399,991
Other	—	—	100	(100)	—	—	—

Real estate revenues from cont. and discont. operations	$109,450	$104,843	$105,718	$106,844	$103,599	$426,855	$399,991

NOI by Geographic Region

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08
Office Properties:

Baltimore/Washington Corridor	$31,605	$31,147	$31,447	$30,362	$30,679	$124,561	$118,776
Northern Virginia	11,603	11,446	11,440	14,237	11,540	48,726	46,454
Greater Baltimore	9,250	8,709	7,928	7,069	7,459	32,956	30,648
Suburban Maryland	2,464	2,669	3,134	2,964	3,023	11,231	12,192
Colorado Springs	3,680	4,465	4,079	3,564	3,785	15,788	13,059
St. Mary’s and King George Counties	2,650	2,663	2,675	2,527	2,405	10,515	9,649
San Antonio	2,354	2,038	2,584	2,108	1,909	9,084	6,886
Greater Philadelphia	971	769	2,506	2,408	2,451	6,654	9,823
Central New Jersey	559	558	554	585	599	2,256	2,223
Other	1,916	1,834	2,025	1,874	2,299	7,649	7,411
Subtotal	67,052	66,298	68,372	67,698	66,149	269,420	257,121
Other	(230)	(38)	184	113	664	29	1,521

NOI	$66,822	$66,260	$68,556	$67,811	$66,813	$269,449	$258,642

Same Office Property Cash NOI by Year

(Dollars in thousands)

	Year Ended
	12/31/09	12/31/08
Office Properties: (1)
Baltimore/Washington Corridor	$120,048	$113,371
Northern Virginia	48,208	44,025
Greater Baltimore	29,268	28,696
Suburban Maryland	10,216	10,884
Colorado Springs	8,209	8,636
St. Mary’s and King George Counties	10,284	9,395
San Antonio	231	115
Greater Philadelphia	2,677	2,503
Other	7,552	7,214
Total Office Properties	$236,693	$224,839
Less: Lease termination fees, gross	(5,531)	(569)
Same office property cash NOI, excluding gross lease termination fees	$231,162	$224,270

Same Office Property GAAP NOI By Year

(Dollars in thousands)

	Year Ended
	12/31/09	12/31/08
Office Properties: (1)
Baltimore/Washington Corridor	$118,516	$117,151
Northern Virginia	47,877	45,573
Greater Baltimore	31,391	30,635
Suburban Maryland	10,757	11,702
Colorado Springs	8,541	8,956
St. Mary’s and King George Counties	10,530	9,654
San Antonio	258	146
Greater Philadelphia	2,580	2,281
Other	8,620	8,481
Total Office Properties	$239,070	$234,579

GAAP net operating income for same office properties	$239,070	$234,579
Less: Straight-line rent adjustments	(948)	(8,186)
Less: Amortization of deferred market rental revenue	(1,429)	(1,554)
Same office property cash NOI	$236,693	$224,839
Less: Lease termination fees, gross	(5,531)	(569)
Same office property cash NOI, excluding gross lease termination fees	$231,162	$224,270

(1)	Same office properties represent buildings owned and 100% operational since January 1, 2008. Amounts reported includes the effects of revenue eliminations.

Same Office Property Cash NOI by Three Month Period

(Dollars in thousands)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Office Properties: (1)
Baltimore/Washington Corridor	$31,874	$30,585	$30,456	$29,794	$29,969
Northern Virginia	11,264	10,975	11,179	14,791	11,207
Greater Baltimore	6,925	8,252	7,540	6,551	7,143
Suburban Maryland	2,186	2,454	2,881	2,695	2,639
Colorado Springs	3,005	3,247	3,675	3,469	3,453
St. Mary’s and King George Counties	2,639	2,638	2,544	2,463	2,317
San Antonio	2,017	1,623	2,173	1,698	1,499
Greater Philadelphia	780	634	686	577	628
Other	1,881	1,904	1,895	1,853	2,089
Total Office Properties	$62,571	$62,312	$63,029	$63,891	$60,944
Less: Lease termination fees, gross	(347)	(966)	(558)	(3,660)	(201)
Same office property cash NOI, excluding gross lease termination fees	$62,224	$61,346	$62,471	$60,231	$60,743

Same Office Property GAAP NOI by Three Month Period

(Dollars in thousands)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Office Properties: (1)
Baltimore/Washington Corridor	$30,085	$30,212	$30,742	$30,287	$30,842
Northern Virginia	11,252	11,165	11,318	14,141	11,333
Greater Baltimore	7,510	8,765	7,985	7,131	7,489
Suburban Maryland	2,318	2,573	3,019	2,847	2,822
Colorado Springs	3,233	3,520	3,968	3,683	3,677
St. Mary’s and King George Counties	2,662	2,664	2,676	2,528	2,406
San Antonio	2,403	2,057	2,609	2,135	1,941
Greater Philadelphia	793	647	624	516	567
Other	2,128	2,181	2,191	2,128	2,463
Total Office Properties	$62,384	$63,784	$65,132	$65,396	$63,540

GAAP net operating income for same office properties	$62,384	$63,784	$65,132	$65,396	$63,540
Less: Straight-line rent adjustments	767	(1,087)	(1,561)	(1,200)	(2,064)
Less: Amortization of deferred market rental revenue	(580)	(385)	(542)	(305)	(532)
Same office property cash NOI	$62,571	$62,312	$63,029	$63,891	$60,944
Less: Lease termination fees, gross	(347)	(966)	(558)	(3,660)	(201)
Same office property cash NOI, excluding gross lease termination fees	$62,224	$61,346	$62,471	$60,231	$60,743

(1)	Same office properties for the three month periods represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported include the effect of revenue eliminations.

Operating Ratios

(Dollars in thousands except per share data and ratios)

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08

OPERATING RATIOS — All computations include the effect of discontinued operations

Net income as a % of Real estate revenues from cont. and discont. operations (Net income / Real estate revenues from cont. and discont. operations)	8.72%	14.82%	17.07%	17.00%	20.69%	14.36%	15.33%

NOI as a % of Real estate revenues from cont. and discont. operations (NOI / Real estate revenues from cont. and discont. operations)	61.05%	63.20%	64.85%	63.47%	64.49%	63.12%	64.66%

EBITDA as a % of Real estate revenues from cont. and discont. operations (EBITDA / Real estate revenues from cont. and discont. operations)	55.78%	60.97%	62.49%	60.55%	68.21%	59.91%	63.50%

G&A as a % of Real estate revenues from cont. and discont. operations (G&A / Real estate revenues from cont. and discont. operations)	5.45%	5.63%	5.52%	5.19%	6.26%	5.44%	6.02%

G&A as a % of EBITDA (G&A / EBITDA)	9.77%	9.23%	8.83%	8.57%	9.18%	9.09%	9.49%

Recurring Capital Expenditures	$13,900	$7,572	$4,383	$5,883	$8,682	$31,738	$26,293

Recurring Capital Expenditures per average square foot of consolidated properties	$0.73	$0.40	$0.23	$0.32	$0.47	$1.68	$1.44

Recurring Capital Expenditures as a % of NOI	20.80%	11.43%	6.39%	8.68%	12.99%	11.78%	10.17%

Debt Analysis

(Dollars in thousands)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Debt Outstanding
Mortgage Loans	$1,439,608	$1,454,240	$1,204,437	$1,157,252	$1,189,767
Construction Loans (1)	93,086	60,364	115,914	133,892	121,856
Unsecured Revolving Credit Facility (2)	365,000	228,000	357,000	424,000	392,500
Exchangeable Senior Notes	156,147	155,248	154,362	153,488	152,628
	$2,053,841	$1,897,852	$1,831,713	$1,868,632	$1,856,751

Interest Rate Data
Fixed-Mortgage Loans	$1,168,462	$1,182,967	$933,037	$935,852	$968,367
Fixed-Exchangeable Senior Notes	156,147	155,248	154,362	153,488	152,628
Variable	509,232	289,637	474,314	459,292	485,756
Variable Subject to Interest Rate Swaps (3)	220,000	270,000	270,000	320,000	250,000
	$2,053,841	$1,897,852	$1,831,713	$1,868,632	$1,856,751

% of Fixed Rate Loans (3)	75.21%	84.74%	74.11%	75.42%	73.84%
% of Variable Rate Loans (3)	24.79%	15.26%	25.89%	24.58%	26.16%
	100.00%	100.00%	100.00%	100.00%	100.00%

	Quarter Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/30/08	12/31/09	12/31/08
Average Contract Interest Rates
Mortgage & Construction Loans	5.49%	5.10%	5.04%	5.38%	5.44%	5.21%	5.62%
Unsecured Revolving Credit Facility (4)	2.43%	2.82%	2.85%	2.79%	3.89%	2.75%	4.38%
Exchangeable Senior Notes (5)	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Total Weighted Average	5.07%	4.85%	4.68%	4.82%	5.21%	4.86%	5.37%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.01x	3.32x	3.88x	3.69x	3.30x	3.45x	3.11x
EBITDA interest coverage ratio	2.75x	3.21x	3.74x	3.52x	3.49x	3.27x	3.06x
NOI debt service coverage ratio	2.62x	2.93x	3.37x	3.19x	2.89x	3.00x	2.67x
EBITDA debt service coverage ratio	2.39x	2.83x	3.25x	3.04x	3.06x	2.85x	2.63x
NOI fixed charge coverage ratio	2.53x	2.75x	3.14x	3.00x	2.73x	2.84x	2.59x
EBITDA fixed charge coverage ratio	2.31x	2.65x	3.02x	2.86x	2.89x	2.69x	2.54x

(1)

Includes $76.3 million due under our Revolving Construction Facility at December 31, 2009. This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)	As of December 31, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $235.0 million was available.
(3)

Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

	Notional	One-Month	Effective	Expiration
	Amount	Libor Base	Date	Date
	$50,000	5.036%	3/28/06	3/30/09
	$25,000	5.232%	5/1/06	5/1/09
	$25,000	5.232%	5/1/06	5/1/09
	$50,000	4.330%	10/23/07	10/23/09
	$100,000	2.510%	11/3/08	12/31/09
	$120,000	1.760%	1/2/09	5/1/2012
	$100,000	1.760%	1/1/10	5/1/2012

(4)	Includes effect of interest expense incurred on interest rate swaps.
(5)	Rate is on the stated face amount of the note.

Debt Maturity Schedule -  December 31, 2009

(Dollars in thousands)

	Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

2010 (4)	$13,216	$52,177		$949	$—		$—	$66,342
2011 (5)	11,730	102,264		1,005	93,086		365,000	573,086
2012	10,569	257,523		1,065	—		—	269,158
2013	7,703	134,843		1,130	—		—	143,676
2014 (6)	5,611	90,670		840	47,066		—	144,188
2015	4,508	114,558		529	—		—	119,596
2016	3,481	274,605		556	—		—	278,642
2017	193	300,610		585	—		—	301,388
2018	—	—		617	—		—	617
2019	—	—		573	39		—	612
2020	—	—		200	—		—	200
2021	—	—		200	—		—	200
2022	—	—		200	—		—	200
2023	—	—		200	—		—	200
2024	—	—		200	—		—	200
2025	—	—		200	—		—	200
2026	—	—		50	11		—	61
	$57,011	$1,327,251		$9,101	$140,202		$365,000	$1,898,565

		Net discount						(871)
		Mortgage and Other Loans Payable						$1,897,694

		Exchangeable Senior Notes-Face Amount						$162,500
		Net discount						(6,353)
		Exchangeable Senior Notes (7)						156,147

		Total Debt						$2,053,841

Notes:

(1)

Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	For the variable rate loans expiring in 2009, the interest rate used for this calculation was the rate at December 31, 2009.

(3)	As of December 31, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $235 million was available.

(4)	Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(5)

Includes $365.0 million due under our Revolving Credit Facility at December 31, 2009 that may be extended by us for a one-year period, subject to certain conditions. Also includes $76.3 million due under our Revolving Construction Facility at December 31, 2009 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(6)

We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions.  The above table includes $4.3 million due on maturity of this loan in 2014.

(7)	Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Common Equity - End of Quarter
Common Shares	58,343	58,250	58,017	54,371	51,790
Common Units	5,066	5,084	5,084	5,598	7,908
Total	63,409	63,334	63,101	59,969	59,698
End of Quarter Common Share Price	$36.63	$36.88	$29.33	$24.83	$30.70
Market Value of Common Shares/Units	$2,322,672	$2,335,758	$1,850,752	$1,489,030	$1,832,729

Common Shares Trading Volume
Average Daily Volume (Shares)	751	953	1,520	1,571	1,289
Average Daily Volume	$26,570	$33,091	$44,187	$39,397	$35,680
As a Percentage of Weighted Average Common Shares	1.3%	1.7%	2.7%	3.0%	2.5%

Common Share Price Range (price per share)
Quarterly High	$38.29	$40.59	$33.14	$30.92	$39.84
Quarterly Low	$31.77	$26.87	$23.13	$20.49	$20.39
Quarterly Average	$35.38	$34.72	$29.07	$25.08	$27.68

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares for quarter ended:
Common Shares Outstanding	57,604	57,470	56,637	51,930	51,120
Dilutive effect of share-based compensation awards	413	485	546	498	567
Common Units	5,078	5,084	5,483	7,253	7,993
Denominator for funds from operations per share - diluted	63,095	63,039	62,666	59,681	59,680

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,322,672	2,335,758	1,850,752	1,489,030	1,832,729
Total Equity Market Capitalization	$2,547,805	$2,560,891	$2,075,886	$1,714,164	$2,057,862

Total Debt	$2,053,841	$1,897,852	$1,831,713	$1,868,632	$1,856,751

Total Market Capitalization	$4,601,646	$4,458,743	$3,907,599	$3,582,796	$3,914,613

Debt to Total Market Capitalization	44.6%	42.6%	46.9%	52.2%	47.4%
Debt to Total Assets	60.8%	58.7%	57.3%	59.6%	59.6%
Debt to Undepreciated Book Value of Real Estate Assets	57.8%	56.7%	55.2%	57.4%	57.8%

Dividend Analysis

	Three Months Ended					Year Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	12/31/09	12/31/08
Common Share Dividends
Dividends per share/unit	$0.3925	$0.3925	$0.3725	$0.3725	$0.3725	$1.5300	$1.4250
Increase over prior period	0.0%	5.4%	0.0%	0.0%	0.0%	7.4%	9.6%

Common Dividend Payout Ratios
Earnings Payout	452.1%	219.1%	171.2%	167.2%	130.1%	217.8%	187.1%

Diluted FFO Payout	76.3%	65.8%	55.7%	55.8%	50.3%	62.6%	57.3%

Diluted AFFO Payout	121.6%	89.2%	64.9%	67.0%	86.7%	81.1%	82.2%

Dividend Coverage - Diluted FFO	1.31x	1.52x	1.80x	1.79x	1.99x	1.60x	1.74x

Dividend Coverage - Diluted AFFO	0.82x	1.12x	1.54x	1.49x	1.15x	1.23x	1.22x

Common Dividend Yields
Dividend Yield at Quarter End	4.29%	4.26%	5.08%	6.00%	4.85%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

as of December 31, 2009

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	1,022,432	4,212,152	—	5,234,584	8.18%
Non-insiders	57,320,241	854,073	610,014	58,784,328	91.82%
	58,342,673	5,066,225	610,014	64,018,912	100.00%

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
RESEARCH COVERAGE

Bank of America Merrill Lynch	n/a	n/a	n/a	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	x	x	n/a	n/a
JP Morgan	x	n/a	n/a	n/a	n/a
Macquarie Securities	n/a	x	x	x	x
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Property Summary by Region - December 31, 2009

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	300 Sentinel Drive (300 NBP)	BWI Airport	NBP	2009	M	45,422	147,332
3	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,647
4	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	155,883
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,669
7	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,196
8	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
9	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
10	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
11	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
12	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
13	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
14	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
15	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
16	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
17	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
18	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
19	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
20	131 National Business Parkway	BWI Airport	NBP	1990	M	69,336
21	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
22	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,462,758	147,332

1	1550 West Nursery Road	BWI Airport	APS	2009	M	162,101
2	1306 Concourse Drive	BWI Airport	APS	1990	M	116,190
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,792
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	100,824
5	880 Elkridge Landing Road	BWI Airport	APS	1981	M	99,524
6	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
7	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
8	1302 Concourse Drive	BWI Airport	APS	1996	M	84,053
9	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
10	1099 Winterson Road	BWI Airport	APS	1988	M	70,583
11	1190 Winterson Road	BWI Airport	APS	1987	M	68,899
12	849 International Drive	BWI Airport	APS	1988	M	68,768
13	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
14	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
15	999 Corporate Boulevard	BWI Airport	APS	2000	M	66,889
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	58,035
17	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,955
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	930 International Drive	BWI Airport	APS	1986	S	57,272
20	900 International Drive	BWI Airport	APS	1986	S	57,140
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	54,211
22	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
23	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
24	870 Elkridge Landing Road	BWI Airport	APS	1981	S	5,627
						1,797,378	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,136
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,153
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,888
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	56,964
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,283
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,317
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	28,998
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,718
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	16,964
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,947
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						546,042	—

60	Subtotal (continued on next page)					4,806,178	147,332

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - December 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

60	Subtotal (continued from prior page)					4,806,178	147,332

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2009	M	105,363
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						128,863	—

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2009	M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,847
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,822
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	112,861
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,027
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	76,134
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	75,555
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,131
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,472
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,367,738	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	61,984
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,180
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	39,496
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,195
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	15,910
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,263
						443,516	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,220
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,485
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,230	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

109	Total Baltimore/Washington Corridor					8,277,178	147,332

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - December 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	58,676
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,363
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						260,729	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	58,981
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,866	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					821,812	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	471,440
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,706
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	127,329
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,454,950	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,776
						166,409	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	139,877

15	Total Northern Virginia					2,613,077	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	14303 Lake Royer Drive	Fort Ritchie		1990/2007	S	9,829
2	14310 Castle Avenue	Fort Ritchie		1993/2008	S	3,014
3	24949 Lake Wastler	Fort Ritchie		2009	S	1,521
4	14316 Lake Royer Drive	Fort Ritchie		1953	S	864
						15,228	—

6	Total Other					311,070	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Arborcrest	1992	S	125,637	292,793
2	785 Jolly Road	Blue Bell	Arborcrest	1996	M	219,065
	760 Jolly Road	Blue Bell	Arborcrest	1994	M		208,854
3	751 Jolly Road	Blue Bell	Arborcrest	1991	M	114,000
	Total Greater Philadelphia					458,702	501,647

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest	Sentry Gateway	1982/1985	M	508,412
3	7700-5 Potranco-Warehouse	San Antonio Northwest	Sentry Gateway	2009	S	25,056
4	7700-1 Potranco Road	San Antonio Northwest	Sentry Gateway	2007	S	8,674
						542,142	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

6	Total San Antonio, Texas					665,117	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	104,028
3	565 Space Center Drive	Colorado Springs East	Patriot Park	2009	M	1,949	87,824
4	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
5	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
6	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						308,637	87,824

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office	2009	M	46,765	98,958
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office	2006	M	61,372
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
4	9945 Federal Drive	I-25 North Corridor	InterQuest Office	2009	S	74,005
5	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
6	9925 Federal Drive	I-25 North Corridor	InterQuest Office	2008	S	53,745
7	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						423,806	98,958

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

21	Total Colorado Springs, Colorado					1,384,554	186,782

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	122,491

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					695,307

	Greater Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	216,127
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,273
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,747
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,574
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	23,844
						694,412	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,268
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,932	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,383
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,081
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,454
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,811
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,899
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,734
						364,408	—

1	502 Washington Avenue	Towson		1984	M	91,004
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	48,808
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						176,958	—

1	1501 South Clinton Street	Baltimore	Canton Crossing	2006	M	474,237

30	Subtotal (continued on next page)					2,132,947	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					2,132,947	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	50,393

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,149
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,836	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	42,767
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,801
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,242
						204,831	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	50,089
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	49,478
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,487
						185,734	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	35,678

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	58,287
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	41,810
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	17,599
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	15,669
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						206,128	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	43,791
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,710
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,163
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	26,747
						134,411	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	218,215

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,806

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	51,198
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,132
						98,330	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,206
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,995
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	23,482
						79,683	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,764
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,764	—

64	Total Greater Baltimore					3,672,756	—

249	TOTAL WHOLLY-OWNED PORTFOLIO					19,100,773	835,761

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2009

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,589
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,671
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,519	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	31,710
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						116,613	—

16	Total Greater Harrisburg					670,999	—

16	Total Unconsolidated Joint Venture Properties					670,999	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	118,519
2	5850 University Research Court	College Park	M Square Business Park	2009	M	123,464
						241,983	—

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,883

	Total Suburban Maryland					297,866	—

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve	2007	M	143,939	—

	Total Baltimore/Washington Corridor					143,939	356,000

4	Total Consolidated Joint Venture Properties					441,805	356,000

20	TOTAL JOINT VENTURE PORTFOLIO					1,112,804	356,000

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Greater	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

December 31, 2009

Number of Buildings	109	15	64	5	18	21	6	3	2	6	249
Rentable Square Feet	8,277,178	2,613,077	3,672,756	695,307	821,812	1,384,554	665,117	458,702	201,200	311,070	19,100,773
Occupied %	91.64%	96.60%	80.26%	91.88%	97.79%	85.85%	100.00%	100.00%	100.00%	99.30%	90.69%
Leased %	92.53%	96.77%	81.02%	91.88%	98.01%	86.10%	100.00%	100.00%	100.00%	99.30%	91.28%

September 30, 2009

Number of Buildings	107	15	63	5	18	21	6	3	2	6	246
Rentable Square Feet	8,109,624	2,613,077	3,198,083	695,307	821,812	1,375,028	665,117	458,702	201,200	311,070	18,449,020
Occupied %	90.64%	97.02%	81.95%	92.03%	97.32%	87.07%	100.00%	100.00%	100.00%	99.29%	90.94%
Leased %	91.31%	97.11%	82.69%	92.32%	97.79%	87.21%	100.00%	100.00%	100.00%	99.57%	91.42%

June 30, 2009

Number of Buildings	106	15	63	5	18	19	5	4	2	6	243
Rentable Square Feet	7,992,471	2,616,302	3,206,243	694,017	824,137	1,293,770	640,061	960,349	201,200	311,070	18,739,620
Occupied %	92.99%	94.70%	82.13%	92.78%	97.52%	92.97%	100.00%	100.00%	100.00%	99.29%	92.34%
Leased %	93.54%	97.40%	83.32%	92.78%	99.12%	93.12%	100.00%	100.00%	100.00%	99.29%	93.23%

March 31, 2009

Number of Buildings	105	15	63	5	18	17	5	4	2	6	240
Rentable Square Feet	7,860,050	2,616,830	3,206,204	694,017	824,137	1,189,223	640,061	960,349	201,200	311,070	18,503,141
Occupied %	93.26%	95.80%	82.67%	97.43%	95.13%	94.31%	100.00%	100.00%	100.00%	99.29%	92.85%
Leased %	93.80%	98.34%	84.38%	97.43%	97.21%	95.37%	100.00%	100.00%	100.00%	99.29%	93.89%

December 31, 2008

Number of Buildings	104	15	63	5	18	17	5	4	2	5	238
Rentable Square Feet	7,834,175	2,609,030	3,207,050	690,619	824,137	1,189,232	640,061	960,349	201,200	306,090	18,461,943
Occupied %	93.35%	97.36%	83.14%	97.72%	95.17%	94.26%	100.00%	100.00%	100.00%	100.00%	93.21%
Leased %	93.74%	97.40%	85.01%	97.72%	96.07%	94.26%	100.00%	100.00%	100.00%	100.00%	93.74%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Northern	Total
	Harrisburg	Corridor	Maryland	Virginia	Portfolio

December 31, 2009

Number of Buildings	16	1	3	—	20
Rentable Square Feet	670,999	143,939	297,866	—	1,112,804
Occupied %	79.01%	6.02%	84.13%	0.00%	70.94%
Leased %	79.01%	6.02%	84.13%	0.00%	70.94%

September 30, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	670,999	143,939	174,402	—	989,340
Occupied %	79.75%	6.02%	69.39%	0.00%	67.20%
Leased %	79.75%	6.02%	75.81%	0.00%	68.33%

June 30, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,763	8,626	171,949	—	852,338
Occupied %	86.21%	100.00%	65.62%	0.00%	82.20%
Leased %	86.21%	100.00%	65.62%	0.00%	82.20%

March 31, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,759	8,626	171,949	—	852,334
Occupied %	87.06%	100.00%	65.62%	0.00%	82.86%
Leased %	87.54%	100.00%	65.62%	0.00%	82.86%

December 31, 2008

Number of Buildings	16	—	2	—	18
Rentable Square Feet	671,759	—	97,366	—	769,125
Occupied %	89.38%	—	94.79%	0.00%	90.07%
Leased %	89.88%	—	94.79%	0.00%	90.50%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2009

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	249	19,100,773	90.69%	91.28%
Add: Consolidated Joint Venture Properties	4	441,805	58.68%	58.68%
Subtotal	253	19,542,578	86.23%	86.74%
Add: Unconsolidated Joint Venture Properties	16	670,999	79.01%	79.01%
Entire Portfolio	269	20,213,577	89.60%	90.16%

Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2009 (1)

(Dollars in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America (5)	69	2,673,290	15.4%	79,268	18.6%	6.0
Northrop Grumman Corporation (6)	17	1,302,589	7.5%	33,676	7.9%	7.1
Booz Allen Hamilton, Inc.	10	742,116	4.3%	21,626	5.1%	5.5
Computer Sciences Corporation (6)	3	454,986	2.6%	12,475	2.9%	1.6
General Dynamics Corporation (6)	10	299,153	1.7%	8,302	1.9%	1.0
L-3 Communications Holdings, Inc. (6)	5	266,943	1.5%	7,759	1.8%	4.2
Wells Fargo & Company (6)	6	215,673	1.2%	7,648	1.8%	8.4
The Aerospace Corporation (6)	3	247,253	1.4%	7,629	1.8%	5.1
ITT Corporation (6)	8	305,689	1.8%	7,223	1.7%	4.8
CareFirst, Inc.	2	211,972	1.2%	6,737	1.6%	6.7
Comcast Corporation (6)	8	309,823	1.8%	6,065	1.4%	3.7
Integral Systems, Inc. (6)	4	241,610	1.4%	6,062	1.4%	10.1
AT&T Corporation (6)	6	307,313	1.8%	5,931	1.4%	3.5
The Boeing Company (6)	4	150,768	0.9%	4,704	1.1%	3.7
Unisys Corporation	2	258,498	1.5%	4,631	1.1%	9.5
Ciena Corporation	4	229,842	1.3%	4,391	1.0%	3.4
The Johns Hopkins Institutions (6)	5	139,295	0.8%	3,584	0.8%	5.6
BAE Systems PLC (6)	7	211,805	1.2%	3,243	0.8%	6.8
Merck & Co., Inc. (6)	2	225,900	1.3%	2,777	0.7%	2.9
Lockheed Martin Corporation	6	145,067	0.8%	2,723	0.6%	2.6

Subtotal Top 20 Office Tenants	181	8,939,585	51.6%	236,454	55.4%	5.5
All remaining tenants	711	8,383,059	48.4%	190,144	44.6%	3.8
Total/Weighted Average	892	17,322,644	100.0%	$426,598	100.0%	4.8

(1)

Table excludes owner occupied leasing activity which represents 164,205 square feet with total annualized rental revenue of $3,847 and a weighted average remaining lease term of 5.6 years as of December 31, 2009.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2009, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.

Average Occupancy Rates by Region for Same Office Properties for Quarter (1)

					St.Mary’s
	Baltimore /				and King
	Washington	Northern	Greater	Suburban	George	Colorado	San	Greater		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	Other	Office

4th Quarter 2009 Average

Number of Buildings	105	14	63	6	18	16	5	1	4	232
Rentable Square Feet	7,832,732	2,473,200	3,198,523	751,190	821,812	1,146,717	640,061	219,065	308,685	17,391,985
Percent Occupied	91.88%	96.77%	78.91%	91.63%	97.79%	89.91%	100.00%	100%	99.57%	91.47%

3rd Quarter 2009 Average

Number of Buildings	105	14	63	6	18	16	5	1	4	232
Rentable Square Feet	7,828,076	2,472,989	3,198,184	751,190	821,816	1,145,502	640,061	219,065	308,685	17,385,568
Percent Occupied	92.08%	96.92%	82.58%	91.24%	96.98%	90.40%	100.00%	100%	99.28%	91.47%

2nd Quarter 2009 Average

Number of Buildings	105	14	63	6	18	16	5	1	4	232
Rentable Square Feet	7,828,859	2,471,817	3,206,205	749,883	824,137	1,145,502	640,061	219,065	308,685	17,394,214
Percent Occupied	92.59%	97.64%	82.53%	95.51%	97.21%	94.27%	100.00%	100.00%	99.28%	92.26%

1st Quarter 2009 Average

Number of Buildings	105	14	63	6	18	16	5	1	4	232
Rentable Square Feet	7,828,742	2,471,993	3,206,596	747,618	824,137	1,145,502	640,061	219,065	306,793	17,390,507
Percent Occupied	93.35%	98.25%	82.85%	97.13%	95.15%	94.09%	100.00%	100.00%	99.72%	92.69%

4th Quarter 2008 Average

Number of Buildings	105	14	63	6	18	16	5	1	4	232
Rentable Square Feet	7,834,256	2,471,993	3,206,476	746,456	824,137	1,145,511	640,061	219,065	305,226	17,393,181
Percent Occupied	93.28%	99.60%	82.64%	96.86%	94.41%	94.64%	100.00%	100.00%	100.00%	92.85%

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of December 31, 2009 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	109	1,343,587	45.5%	7.8%	$28,810	6.8%	$21.44
Northern Virginia	35	702,335	23.8%	4.1%	18,374	4.3%	26.16
Greater Baltimore	65	342,076	11.6%	2.0%	9,682	2.3%	28.30
Suburban Maryland	11	229,959	7.8%	1.3%	4,721	1.1%	20.53
St. Mary’s and King George Cos.	19	268,928	9.1%	1.6%	4,374	1.0%	16.27
Greater Philadelphia	—		0.0%	0.0%	—	0.0%	0.00
Colorado Springs	6	60,260	2.0%	0.3%	1,210	0.3%	20.08
Other	3	7,612	0.3%	0.0%	132	0.0%	17.36
2010	248	2,954,757	100.0%	17.1%	67,303	15.8%	22.78

Baltimore/Washington Corridor	76	912,817	51.2%	5.3%	20,605	4.8%	22.57
Northern Virginia	12	92,490	5.2%	0.5%	2,973	0.7%	32.15
Greater Baltimore	82	452,765	25.4%	2.6%	9,698	2.3%	21.42
Suburban Maryland	9	53,622	3.0%	0.3%	1,591	0.4%	29.66
St. Mary’s and King George Cos.	9	73,302	4.1%	0.4%	1,256	0.3%	17.13
Colorado Springs	11	197,363	11.1%	1.1%	3,556	0.8%	18.02
2011	199	1,782,359	100.0%	10.3%	39,679	9.3%	22.26

Baltimore/Washington Corridor	73	1,201,400	45.5%	6.9%	31,655	7.4%	26.35
Northern Virginia	18	129,475	4.9%	0.7%	3,988	0.9%	30.80
Greater Baltimore	67	600,538	22.8%	3.5%	12,475	2.9%	20.77
Suburban Maryland	4	42,510	1.6%	0.2%	1,142	0.3%	26.87
St. Mary’s and King George Cos.	19	287,818	10.9%	1.7%	5,289	1.2%	18.37
Greater Philadelphia	2	219,065	8.3%	1.3%	2,616	0.6%	11.94
Colorado Springs	8	76,869	2.9%	0.4%	1,636	0.4%	21.28
San Antonio	3	78,359	3.0%	0.5%	1,540	0.4%	19.66
Other	2	2,415	0.1%	0.0%	36	0.0%	15.08
2012	196	2,638,449	100.0%	15.2%	60,376	14.2%	22.88

Baltimore/Washington Corridor	90	1,129,988	60.6%	6.5%	35,656	8.4%	31.55
Northern Virginia	10	119,736	6.4%	0.7%	3,471	0.8%	28.99
Greater Baltimore	45	394,019	21.1%	2.3%	7,578	1.8%	19.23
Suburban Maryland	3	7,069	0.4%	0.0%	217	0.1%	30.74
St. Mary’s and King George Cos.	10	105,753	5.7%	0.6%	1,767	0.4%	16.71
Colorado Springs	6	105,624	5.7%	0.6%	2,232	0.5%	21.13
Other	1	3,014	0.2%	0.0%	45	0.0%	15.00
2013	165	1,865,203	100.0%	10.8%	50,966	11.9%	27.32

Baltimore/Washington Corridor	60	644,142	41.7%	3.7%	$17,488	4.1%	$27.15
Northern Virginia	22	300,167	19.4%	1.7%	9,393	2.2%	31.29
Greater Baltimore	31	274,365	17.8%	1.6%	4,717	1.1%	17.19
Suburban Maryland	13	129,865	8.4%	0.0%	2,614	0.0%	0.00
St. Mary’s and King George Cos.	8	40,373	2.6%	0.2%	822	0.2%	20.37
Greater Philadelphia			0.0%	0.0%		0.0%	0.00
Colorado Springs	21	156,397	10.1%	0.9%	2,973	0.7%	19.01
Other			0.0%	0.0%		0.0%	0.00
2014	155	1,545,309	100.0%	8.9%	38,009	8.9%	24.60

Baltimore/Washington Corridor	130	2,338,137	36.0%	13.5%	62,207	14.6%	26.61
Northern Virginia	63	1,178,927	18.1%	6.8%	37,248	8.7%	31.60
Greater Baltimore	81	865,604	13.3%	5.0%	22,627	5.3%	26.14
Suburban Maryland	9	175,822	2.7%	1.0%	4,235	1.0%	24.09
St. Mary’s and King George Cos.	6	27,476	0.4%	0.2%	631	0.1%	22.95
Greater Philadelphia	2	239,637	3.7%	1.4%	4,079	1.0%	17.02
Colorado Springs	28	592,061	9.1%	3.4%	13,846	3.2%	23.39
San Antonio	4	586,758	9.0%	3.4%	13,756	3.2%	23.44
Central New Jersey	2	201,200	3.1%	1.2%	2,350	0.6%	11.68
Other	3	295,842	4.6%	1.7%	8,863	2.1%	29.96
Thereafter	328	6,501,464	100.0%	37.5%	169,841	39.8%	26.12

Other (4)	12	35,103	100.0%	0.2%	423	0.1%	12.05

Total / Average	1,303	17,322,644		100.0%	$426,598	100.0%	$24.63

NOTE:  As of December 31, 2009, the weighted average lease term for the wholly owned properties is 4.8 years.

(1)	This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 112,203 square feet yet to commence as of December 31, 2009.

(2)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2009 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)	Month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarter and Year to Date Office Renewal Analysis for Wholly Owned Operating Properties as of December 31, 2009

	Baltimore/ Washington Corridor	Northern Virginia	Greater Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended December 31, 2009:

Expiring Square Feet	306,462	31,271	100,691	2,198	7,489	67,614	864	516,589
Vacated Square Feet	23,017	15,874	25,593	—	—	43,110	864	108,458
Renewed Square Feet	283,445	15,397	75,098	2,198	7,489	24,504		408,131
Retention Rate (% based upon square feet)	92.49%	49.24%	74.58%	100.00%	100.00%	36.24%	0.00%	79.00%

Renewed Space Only:
Average Committed Cost per Square Foot	$14.28	$17.93	$9.72	$3.86	$—	$11.89	$—	$13.12
Weighted Average Lease Term in years	6.5	3.3	3.8	5.0	1.0	4.7	—	5.7

Change in Total Rent - GAAP	9.63%	-18.22%	-11.30%	-0.96%	12.33%	20.32%	0.00%	5.02%
Change in Total Rent - Cash	-0.48%	-18.16%	-19.39%	-6.73%	2.98%	10.56%	0.00%	-4.25%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$15.67	$15.40	$10.28	$3.86	$—	$11.29	$—	$14.14
Weighted Average Lease Term in years	6.6	3.1	3.9	5.0	1.0	5.0	—	5.8

Change in Total Rent - GAAP	8.65%	-17.82%	-12.37%	-0.96%	12.33%	6.07%	—	3.33%
Change in Total Rent - Cash	-1.57%	-17.71%	-20.00%	-6.73%	2.98%	-2.26%	0.00%	-5.82%

Year Ended December 31, 2009:

Expiring Square Feet	1,369,231	102,849	517,394	152,963	110,739	145,946	2,330	2,401,452
Vacated Square Feet	260,758	67,669	172,856	73,684	11,452	54,923	864	642,206
Renewed Square Feet	1,108,473	35,180	344,538	79,279	99,287	91,023	1,466	1,759,246
Retention Rate (% based upon square feet)	80.96%	34.21%	66.59%	51.83%	89.66%	62.37%	62.92%	73.26%

Renewed Space Only:
Average Committed Cost per Square Foot	$8.46	$13.70	$4.32	$3.66	$7.90	$13.44	$—	$7.76
Weighted Average Lease Term in years	4.2	3.5	2.8	4.9	2.5	5.6	—	3.9

Change in Total Rent - GAAP	4.77%	4.24%	-2.90%	4.58%	13.23%	14.89%	32.72%	4.27%
Change in Total Rent - Cash	-2.70%	-3.32%	-8.81%	-3.77%	7.03%	3.86%	32.72%	-3.06%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.88	$14.28	$7.33	$2.85	$10.04	$9.85	$—	$9.17
Weighted Average Lease Term in years	4.4	3.6	3.3	3.8	3.1	5.4	—	4.1

Change in Total Rent - GAAP	3.99%	-8.88%	-3.34%	-8.85%	10.00%	4.75%	32.72%	1.88%
Change in Total Rent - Cash	-3.24%	-13.94%	-12.29%	-15.62%	-0.88%	-10.37%	32.72%	-6.25%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Greater Philadelphia regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and excludes leases terminated greater than 12 months prior to lease expiration.

Year to Date Wholly Owned Operating Property Acquisition Summary as of December 31, 2009 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet at 12/31/09	Occupancy Percentage at Acquisition	Allocated Contractual Purchase Price

12515 Academy Ridge	Colorado Springs Northeast	6/26/2009	1	61,372	100.0%	$12,500
1550 West Nursery Road	Baltimore/Washing Corridor	10/28/2009	1	162,101	100.0%	36,559
1501 South Clinton Street (1)	Greater Baltimore	10/27/2009	1	474,237	89.6%	85,061

Total			3	697,710		$134,120

(1)	This represents the office tower included in the Canton Crossing transaction.

Development Summary

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total	Percentage	as of December 31, 2009		Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	2/5/2010	Cost (1)	to date	Date (2)	Date (3)

Under Construction

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,129	100%	28,254	20,828	1Q 10	3Q 10

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	100%	24,104	17,373	2Q 10	3Q 10

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	100%	24,104	17,944	2Q 10	3Q 10

Subtotal Government			375,139	100%	$76,461	$56,145
% of Total Drivers			34%

10807 New Allegiance Drive (Epic One) (4) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	41%	31,715	26,044	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) (5) Annapolis Junction, Maryland	BWI Airport	Owned	192,754	57%	52,577	40,455	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) (6) Colorado Springs, Colorado	Colorado Springs East	Owned	89,773	2%	17,482	13,122	2Q 09	2Q 10

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,220	69%	18,151	9,324	2Q 10	2Q 11

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	150,843	0%	32,193	9,663	3Q 10	3Q 11

210 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,856	0%	16,643	3,737	4Q 10	4Q 11

Subtotal Defense Information Technology			736,169	31%	$168,761	$102,346
% of Total Drivers			66%

Total Under Construction			1,111,308	54%	$245,222	$158,491

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	42%	468,726	50%
Greater Baltimore	14%	157,076	35%
Colorado Springs	21%	235,496	26%
San Antonio	22%	250,010	100%
Total Under Construction by Region	100%	1,111,308	54%

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4) Although classified as “Under Construction,” 46,765 square feet are operational.

(5) Although classified as “Under Construction,” 45,422 square feet are operational.

(6) Although classified as “Under Construction,” 1,949 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Development Summary as of December 31, 2009 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total	Percentage			Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	2/5/2010	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	356,000	0%	$40,500	$29,062	3Q 10	3Q 11

Subtotal Baltimore/Washington Corridor			356,000		$40,500	$29,062

760 Jolly Road (Lakeside I) Blue Bell, PA	Greater Philadelphia	Owned	208,854	75%	33,085	7,361	3Q 10	3Q 11

Subtotal Greater Philadelphia			208,854		$33,085	$7,361

Total Redevelopment			564,854		$73,585	$36,423

Under Development

316 Sentinel Way (316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,044		28,124	5,184	1Q 11	1Q 12

Subtotal Government			125,044		$28,124	$5,184
% of Total Drivers			17%

North Gate Business Park (Lot D) Aberdeen, Maryland	Harford County	Owned	127,530		26,800	3,238	2Q 11	2Q 12

North Gate Business Park (Lot I) Aberdeen, Maryland	Harford County	Owned	127,530		26,800	2,938	3Q 11	3Q 12

Sentry Gateway (Building 100) San Antonio, Texas	San Antonio Northwest	Owned	94,550		14,952	2,250	1Q 11	1Q 12

8100 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,000		23,900	2,189	2Q 11	4Q 11

430 National Business Parkway Annapolis Junction, Maryland	BWI Airport	Owned	110,000		26,730	4,106	2Q 11	2Q 12

Expedition Drive Lexington Park, Maryland	St. Mary’s County	Owned	45,975		10,800	898	2Q 11	4Q 11

Subtotal Defense Information Technology			630,585		$129,982	$15,618
% of Total Drivers			83%

Total Under Development			755,629		$158,106	$20,802

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	31%	235,044
Greater Baltimore	34%	255,060
St. Mary’s County	6%	45,975
San Antonio	29%	219,550
Total Under Development by Region	100%	755,629

(1) Anticipated Total Cost includes land, construction and leasing costs, except for properties previously operated prior to placing into redevelopment, in which case only incremental costs of redevelopment are included.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of December 31, 2009

(Dollars in thousands)

		Wholly	Total						Percentage of
		Owned or	Rentable	Development Square Feet Placed Into Service					Development Square
		Joint Venture	Square		Year 2009				Feet Placed Into
Property and Location	Submarket	(JV)	Feet	Year 2008	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Service Leased

5825 University Research Court College Park, Maryland	College Park	JV	118,519	41,500	77,019	—	—	—	70%

7740 Milestone Parkway Hanover, Maryland	BWI Airport	JV	143,939	—	8,659	—	135,280	—	6%

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	—	—	131,451	—	—	100%

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	—	—	33,809	4,647	8,309	100%

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado	I-25 North Corridor	Owned	53,745	43,721	—	10,024	—	—	91%

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado	I-25 North Corridor	Owned	74,004	—	—	—	74,004	—	0%

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	105,363	—	29,112	—	76,251	—	57%

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	89,773	—	—	—	1,949	—	100%

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,754	—	—	—	45,422	—	100%

5850 University Research Court College Park, Maryland	College Park	JV	123,464	—	—	—	—	123,464	100%

Total Development Placed Into Service			1,178,735	85,221	114,790	175,284	337,553	131,773	65%

Land Inventory as of December 31, 2009

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

National Business Park (Phase II)	BWI Airport	owned	—		—	16	250,000
National Business Park (Phase III)	BWI Airport	owned	—		—	173	1,367,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,940
West Nursery	BWI Airport	owned	—		—	1	4,800
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,651,870	220	2,105,740

Westfields Corporate Center	Dulles South	owned	—		—	23	400,460
Westfields - Park Center	Dulles South	owned	—		—	33	674,170
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	61	1,299,630

Canton Crossing	Baltimore	owned	—		—	10	773,000
White Marsh	White Marsh	owned	—		—	152	1,692,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
North Gate Business Park	Harford County	owned	—		—	34	439,000
Total Greater Baltimore			—		—	196	2,944,000

Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Route 15 / Biggs Ford Road	Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland			49		510,453	123	1,390,000

Arborcrest	Blue Bell	owned	—		—	8	160,000
Total Greater Philadelphia			—		—	8	160,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	39	122,000
Total St. Mary’s & King George Counties			—		—	39	122,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,600
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,250
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	194	2,502,850

Northwest Crossroads	San Antonio Northwest	owned	—		—	31	375,000
Military Drive	San Antonio Northwest	owned	—		—	40	660,000
Total San Antonio			—		—	71	1,035,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			192		967,250	591	1,700,000

TOTAL			297		3,129,573	1,521	13,509,220

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 34 and 35.

(1)  The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of December 31, 2009

(Dollars in thousands)

Consolidated Properties

	Joint Venture
	Interest					Consolidated
	Held By		Square		Total	Debt as
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 12/31/09

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,883	5 acres	$3,920	$—

7468 Candlewood Road (2)
Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	29,133	—

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	967,250	192 acres	7,212	—

7740-7744 Milestone Parkway		Construction/
Hanover, Maryland	50.0%	Land Inventory	447,539	23 acres	29,825	16,753

5825 University Research Court
College Park, Maryland	45.0%	Construction	118,519	8 acres	21,413	—

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	31,663	—

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	510,453	49 acres	2,984	—

TOTAL					$126,150	$16,753

Unconsolidated Properties

Joint Venture
	Interest				Off-Balance
	Held By		Square	COPT	Sheet Debt as
Property and Location	COPT	Status	Feet	Investment	of 12/31/09

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	670,999	$(5,088)	$66,600

(1)	Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.
(2)	The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.